EXHIBIT 10.26.21+

AMENDMENT NO. 21
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 21 (“Amendment”), effective as of October 1, 2017 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties wish to add [******] for Sync 3 to the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Attachment II – Software Development and Licensed Software Supplemental Terms and Conditions, delete Section 10.1 and replace with the following:

“10.1 Term
The Term of the Agreement and all Attachments shall begin on the Effective Date and shall continue until December 31, 2023 ("Initial Term"), subject to [******]. For purposes of clarification, the term of the agreement may extend to coincide with the [******] service period for the last unit utilizing the [******], in any case not to exceed the Initial Term.

2.	In Attachment V, at the end of Section 3, add the following:

“Sync 3 [******] Fees:

Region	Feature	CY
		[******]	[******]	[******]
[******]	[******]	[******]	[******]	[******]
[******]		[******]	[******]	[******]
[******]		[******]	[******]	[******]

*For the [******]
** In the event Ford does not implement [******], pricing shall [******].

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[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

License Fee for [******]: [******] with Sync 3 navigation a [******] of [******]or [******]paid on [******]. The [******] for [******] shall be [******] in [******], subject to [******]. Initially the License Fee only applies to the [******]: [******] (“[******]”). The parties understand that for the purpose of compliance with the laws of each jurisdiction, such as certain qualifications or licenses that may be required to conduct the hosting services within the jurisdictions, Telenav will have a qualified service provider (including its affiliates) designated by it to engage in the services as required by law. For purposes of clarification, [******] shall include [******].

Ford shall pay Telenav [******] in the amount of [******], as set forth in Amendment #20.

3.	After Attachment XII, add as Attachment XIII, attached hereto and incorporated by reference herein.

Attachment XIII

1.
Telenav shall provide Ford with [******] in the form of [******] (“[******]”) for Sync 3 and all [******] and as further detailed in Exhibit A to this Attachment XIII, attached hereto and incorporated by reference herein. [******] will be used in conjunction with the Sync 3 Licensed Software provided under the Agreement. For purposes of clarification, [******] does not include [******].

2.	License Grant

a.
Telenav hereby grants Ford a worldwide, non-transferable, non-sublicensable (unless otherwise permitted herein), revocable, limited license to access and use [******] during the Term in [******] as incorporated into the Ford vehicles and related services produced by Ford or its affiliated companies. For purposes of clarification, revocation is subject to a breach of the Agreement that is uncured within the provisions set forth in the Agreement. For purposes of clarification, an assignment of the license rights hereunder by Ford to an Affiliate shall not be deemed a transfer under this Section 2(a). “Affiliate” means any entity which controls, is controlled by or under common control with a party, where “control” means ownership or control, direct or indirect, of more than fifty percent (50%) of such entity’s voting capital, and any such entity shall be an affiliate of such party only as long as such ownership or control exists.

b.	In reference to Section 1 above, Telenav shall not invoice Ford for [******] beyond what is set forth in Section 3 of Attachment V.

3.	Territories. Telenav will make [******] available to [******] which are [******] in [******].

Ford will pay Telenav for [******].

4.	Conditions. The following conditions apply to [******]:

a.	Telenav will provide [******] which will [******].

b.	Access to [******] requires [******] and [******].

5.	Ownership. Telenav shall retain ownership of all IP rights pertaining to [******], including [******].
[******]

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[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.	Duration of [******]

a.	Telenav will [******] for [******] for [******]. After [******], the [******].

b.	[******] will [******], subject to the Term set forth above [******].

c.	Telenav will not be obligated to [******] to Ford or any Ford End Customer after December 31, 2023 unless Ford and Telenav mutually agree to an extension

Requirements for [******]. [******] must comply with the following criteria and requirements, as may be modified by Telenav from time to time as mutually agreed upon.

7.

a.	Ford shall provide each End Customer with any legally required and otherwise appropriate instructions, warnings, notices and safety information as required by applicable laws

8.	End User and Supplier Terms

a.
Ford is required to (a) make the End User Terms and Privacy Policy available to End Customers in connection with and prior to End Customer’s first use of [******]; and (b) cause each End Customer to accept the End User Terms and Privacy Policy in such a manner that the End User Terms and Privacy Policy are enforceable against the End Customer by Telenav in the applicable End User jurisdiction. “Privacy Policy” means the [******] privacy policy. With respect to End User Terms and Privacy Policy available to End Customers on [******], Telenav shall inform Ford of any changes that are required and will work with Ford to adopt such changes for such vehicles.

~~b.~~	[******] may [******]. Ford shall comply with [******]. Upon reasonable notice, Telenav reserves the right to amend or replace [******] from time to time at as mutually agreed upon with Ford.

9.	Ford is responsible for [******] after completion of initial term.

10.	Systems & Accounting Reporting

a.	Telenav and Ford will work together to define the reports that are to be generated during the Term.

b.	These reports will be of the following types:

i.	Telenav shall provide [******].

c.	Telenav will need Ford to [******].

11.	Press Release. All joint press releases shall be subject to Ford’s communications governance process.

12.	Service Level Agreement –Telenav agrees to meet the service level requirements as set forth in Exhibit B to this Attachment XIII, attached hereto and incorporated by reference herein.

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[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A TO ATTACHMENT XIII

Statement of Work
For

Ford SYNC [******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Table of Contents

1 Scope and Background ……………………………………………………………….…...…..3
1.1 Lexicon…………………………………………..……………………………..…………3
2 Features and Requirements…………………………..………………………………….……..4
3 Project Timelines and Feature Deliverables……..……………………………………….……4
4 Software Deliverables…………………..……………………………………………...…....…4
5 Change Request/Change Management……………………………….......................................5
6 Quality Validation Process………………………………………………………………….….5
6.1 [******]…………………………………………………………………………………...5
6.2 [******] Analysis………………………………………………………………………....6
7 Release and Acceptance………………………………………………………………………..6
7.1 [******]………………………………………………………………………………..….6
7.2 Acceptance…………………………………………………………………………….….6
8 Dependencies………………………………………………………………………………….6

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B-3

1	Scope and Background

The objective of this Statement of Work (“SOW”) is to define Telenav’s tasks of constructing [******].

This scope of this SOW - [******], addresses work [******] and provide [******].

This SOW identifies the assumptions, background, and constraints on the development of the navigation system, and describes the tasks Telenav will perform in order to deliver [******]. Unless otherwise indicated, all Developed Software delivered under this SOW is paid for and owned by Ford, pursuant to the terms and conditions of the [******] between Ford and Telenav.

1.1    Lexicon

Word or Phrase	Interpretation
Engineering Spec	Ford’s Engineering Spec, reference #1
SYNC	The automobile resident interactive platform that will host the Navigation Client.
Human Machine Interface (HMI)	Human Machine Interface implementation owned by [******]
Voice User Interface (VUI)	Voice-based User Interface owned by Nuance
Voice Control Application (VCA) data	The data transformed by Telenav per agreed VCA specifications and provided to Nuance to generate Voice grammars
Navigation Plug-in	Software module that is installed in the SYNC platform in the automobile that supports features in the Engineering Spec.
Navigation APIs	The Application Program Interfaces provided by the Navigation Plug-in to access Navigation features supported in the Navigation Plug-In
Navigation Display	Telenav implementation of navigation screen, residing underneath HMI layer
Text to Speech (TTS) engine	Embedded text-to-speech engine owned by Nuance
GPSM	The GPS Module providing location related information for real-time navigation
Sirius Radio	The source of dynamic data via satellite radio

2	Features and Requirements

[******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[******]

[******]

[******]

3	Project Timelines and Feature Deliverables

[******]

[******]

4	Software Deliverables

[******]

The Developed Software to be provided under this SOW shall be as follows:
[******]

5	Change Request / Change Management

[******]

6	Quality Validation Process

6.1    [******]
[******]

[******]

6.2    [******] Analysis
[******]

7	Release and Acceptance

7.1    [******]
[******]
7.2    Acceptance
[******]

8	Dependencies

[******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exception:

•	[******]

EXHIBIT B TO ATTACHMENT XIII

SERVICE LEVEL AGREEMENT

1.	Definitions
Unless defined herein, all capitalized terms shall have the meanings set forth in the Agreement

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Term	Definition
Availability	[******]
Down Time
The number of minutes [******] is not Operational during a calendar month. Time used for Scheduled Maintenance shall not be considered Down Time. Scheduled Down Time will not count against Availability until [******].

Emergency Maintenance
Maintenance required outside the agreed-upon Scheduled Maintenance or necessary within Scheduled Maintenance but not scheduled in advance pursuant to Section 4. Any downtime due to Emergency Maintenance will be considered Down Time.

Hours of Operation (for technical support) and language	[******]
Impact
The severity level assigned to an Incident based on the Impact classifications defined in section 3.3 below. Impact severity level reflects the degree of Licensee impact resulting from an incident, with [******].

Incident	Any problem with the Services for which Ford requests support in conformance with this SLA.
Operational
The Service is (i) functional and available to its intended end user in full accordance with its documentation and all applicable specifications, and (ii) not experiencing any Ford-impacting errors, defects or service-limiting issues.

Resolution	The permanent correction of the error, defect or condition giving rise to the Incident/outage.
Root Cause Analysis (“RCA”)	The process of identifying and reporting the core events that resulted in failure to meet performance requirements
Scheduled Down Time
The number of minutes of Down Time incurred during Scheduled Maintenance. Any Down Time not scheduled in advance (per Section 4.1) or in excess of allowed minutes as outlined in Section 4.1 will be counted against the Availability calculations.

Scheduled Maintenance
The number of minutes of maintenance that is scheduled in advance. Scheduled Down Time shall occur within the Scheduled Maintenance window. Any downtime outside of the scheduled maintenance window will be considered Down Time and shall be counted against the Availability calculations.

Total Time	The total number of minutes in a given calendar month.
Trouble Ticket	A unique numbered record that documents a significant event or Incident. The tracking document for an Incident or Scheduled Maintenance.

2.
Monthly Service Availability Performance Requirement. Telenav will ensure that [******] maintain a monthly Availability of [******]. The Availability calculation shall include [******]. For purposes of clarity, [******].

3.
Incident Management. Collaboration and communication between Ford and Telenav are key to mutual success. All entities responsible for Services availability will follow this matrix for Incident communication and Incident Management.

3.1    Monitoring. Telenav shall [******].

3.2    Ford Notification to Telenav
Ford shall report all errors and defects [******] to Telenav by calling [******]. In addition,

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[******]. For purposes of clarification, [******]. All [******]. Telenav shall use commercially reasonable efforts to [******].

3.3    Response Times and Incident Classifications
Response Time Objective. Telenav shall provide [******]. [******]. Additionally, Telenav shall provide a monthly report of [******].

Availability Time Objective. In addition, Telenav shall provide [******]. [******]. [******].

[******]. [******].

[******]

Telenav will assign an Impact classification for [******]; provided, however, each issue shall only be assigned one Impact classification at any given time, and the higher Impact classification shall apply. Each day is assumed to be 24 hours long and each hour is assumed to be 60 minutes long.

Severity Level	Description	[******]	[******]	[******]
Impact 1	[******]	[******]	[******]	[******]
Impact 2	[******]	[******]	[******]	[******]
Impact 3	[******]	[******]	[******]	[******]
Impact 4	[******]	[******]	[******]	[******]

[******]

3.4    [******].

4.	Maintenance/Downtime

4.1    Scheduled Maintenance/Scheduled Downtime
[******]

4.2    Maintenance Window
[******]

4.3    Emergency Maintenance
[******]

4.4    Failure to Meet Service Levels

Subject to the exceptions herein, and in addition to any rights and remedies in the Agreement, Ford shall have the rights set forth below with respect to a failure of Telenav to meet the Service Levels and objectives defined in this Exhibit.
a.    [******].
b.    [******].
c.    [******].

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.	Change Management, Upgrades and New Releases

[******]

Change Management
Telenav shall provide [******].

6.	Disaster Recovery
Telenav shall [******].

7.	Synthetic Transaction
Telenav will [******].

8.	Contacts and Hours of Operation
The following contact information may be updated and republished anytime by either party upon written notice to the other. Changes shall not be maintained within this SLA document.

[******]	[******]
[******]	[******]
[******]	[******]

[******]	[******]
[******]	[******]
[******]	[******]

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: Sync Software Buyer Date: 07/27/2017	TELENAV, inc. By: /s/ Michael Strambi (Signature) Name: Michael Strambi (Printed Name) Title: Chief Financial Officer Date: 07/26/2017

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.